UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

May 21, 2012

Date of Report

(Date of earliest event reported)

SELECT INCOME REIT

(Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation)	001-35442 (Commission File Number)	45-4071747 (IRS Employer Identification Number)

Two Newton Place, 255 Washington Street, Suite 300, Newton, MA, 02458-1634

(Address of principal executive offices, including zip code)

(617) 796-8303

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                                             Entry into a Material Definitive Agreement.

On May 21, 2012, Select Income REIT, or the Trust, entered into a Subscription Agreement, or the Subscription Agreement, with Affiliates Insurance Company, an Indiana insurance corporation, or AIC.  Pursuant to the Subscription Agreement, the Trust purchased from AIC 20,000 shares of common stock, par value of $10.00 per share, of AIC, or the Shares, at an aggregate purchase price of $5.3 million.  The foregoing description of the Subscription Agreement is not complete and is qualified in its entirety by reference to the full text of the Subscription Agreement, a copy of which is attached hereto as Exhibit 99.1.  The Subscription Agreement is incorporated herein by reference in its entirety.

Concurrently with the execution and delivery of the Subscription Agreement, on May 21, 2012, the Trust entered into an Amended and Restated Shareholders Agreement, or the Shareholders Agreement, with AIC, Five Star Quality Care, Inc., or FVE, Hospitality Properties Trust, or HPT, CommonWealth REIT, or CWH, Senior Housing Properties Trust, or SNH, TravelCenters of America LLC, or TA, Reit Management & Research LLC, or RMR, and Government Properties Income Trust, or GOV.

The Trust, FVE, HPT, CWH, SNH, TA, RMR and GOV, or collectively, the Shareholders, comprise all the shareholders of AIC and each Shareholder currently owns 12.5% of the outstanding Shares.

AIC has been formed and licensed to provide insurance and risk management services, including to the Shareholders and their subsidiaries.

Board Representation

The Shareholders Agreement provides that for so long as a Shareholder (other than RMR) owns not less than 10% of the issued and outstanding Shares, such Shareholder has the right to designate two directors for election to the board of directors of AIC and that so long as RMR owns not less than 10% of the issued and outstanding Shares, RMR has the right to designate three directors for election to the board of directors of AIC, including one director who is a resident of Indiana.

Transfer Restrictions, Preemptive Rights and Call Options

Subject to certain exceptions, the Shareholders Agreement prohibits the Shareholders from transferring Shares.  Under the Shareholders Agreement, the Shareholders have rights to participate in future securities offerings by AIC in proportion to their Share ownership.

In addition, under the Shareholders Agreement, if a Shareholder undergoes a change of control (as defined in the Shareholders Agreement), AIC will have, for a specified period of time, a right to repurchase the securities of AIC owned by that Shareholder.  Any AIC securities not acquired by AIC may, for a specified period of time, be purchased by the Shareholders which did not undergo a change of control in proportion to their Share ownership.

Special Shareholder Approval Requirements

The Shareholders Agreement prohibits AIC from taking certain actions unless Shareholders owning 75% of the Shares owned by all Shareholders approve of such action in advance.  Those actions include:

•                                          any amendment to the articles of incorporation or bylaws of AIC;

•                                          any merger of AIC;

•                                          the sale of all or substantially all of AIC’s assets;

•                                          any reorganization or recapitalization of AIC; or

•                                          any liquidation or dissolution of AIC.

Regulatory Matters

The Shareholders Agreement requires AIC to comply in all material respects with applicable laws governing its business and operations.  In addition, if by virtue of a Shareholder’s ownership interest in AIC or actions taken by a Shareholder affecting AIC, the Shareholder triggers the application of any requirement or regulation on AIC or any subsidiary of AIC or any of their respective businesses, assets or operations, then the Shareholders Agreement generally requires that Shareholder to promptly take all actions necessary and fully cooperate with AIC to ensure that such requirements and regulations are satisfied without restricting, imposing additional obligations on or in any way limiting the business, assets, operations or prospects of AIC or any subsidiary of AIC. Also, the Shareholders Agreement requires each Shareholder to use best efforts to cause its shareholders, directors (or analogous position), nominees for director (or analogous position), officers, employees and agents to comply with any applicable laws impacting AIC or any of its subsidiaries or their respective businesses, assets or operations.

Termination

The Shareholders Agreement may be terminated at any time by Shareholders owning at least 75% of the issued and outstanding Shares owned by all Shareholders or upon the dissolution of AIC.

The foregoing description of the Shareholders Agreement is not complete and is qualified in its entirety by reference to the full text of the Shareholders Agreement, a copy of which is attached hereto as Exhibit 10.1.  The Shareholders Agreement is incorporated herein by reference in its entirety.

Certain Relationships

The Trust is managed by RMR.  One of the Trust’s Managing Trustees, Barry M. Portnoy, is Chairman, majority owner and an employee of RMR.  The Trust’s other Managing Trustee, Mr. Adam D. Portnoy, is the son of Mr. Barry M. Portnoy and an owner, President and Chief Executive Officer and a director of RMR.  All of the members of the Company’s Board of Trustees are members of one or more boards of trustees or directors of the other Shareholders (other than to RMR), all of which RMR provides management services to (other than to RMR).  All of the Company’s executive officers are also executive officers of RMR.

The Trust was formerly a 100% owned subsidiary of CWH, until the completion of the Trust’s initial public offering in March 2012.  In connection with the Trust’s initial public offering of its common shares, CWH and the Trust entered into certain agreements, which are further described in the Trust’s filings with the Securities and Exchange Commission, or the SEC, and copies of which have been filed with the SEC.  CWH is the Trust’s largest shareholder and, as of the date of this report, CWH owned 22,000,000 of its common shares, or approximately 70.5% of the Trust’s outstanding common shares.  With the exception of Donna D. Fraiche and Jeffrey P. Somers, both of whom are Independent Trustees of the Trust, each of the Trust’s Trustees are trustees of CWH.  In addition, Adam D. Portnoy and John C. Popeo, the Trust’s Treasurer and Chief Financial Officer, are executive officers of CWH.  David M. Blackman, the Trust’s President and Chief Operating Officer, is also the President and Chief Operating Officer of GOV.

For additional information relating to the relationships and other related person transactions among the Trust, its Trustees and executive officers, RMR, CWH, GOV and other companies to which RMR provides management services and others affiliated with or related to them, and about the risks which may arise as a result of those relationships and transactions, please refer to the prospectus, or the Prospectus, for the Trust’s initial public offering that was filed with the SEC on March 7, 2012 pursuant to Rule 424(b)(4) promulgated under the Securities Act of 1933, as amended, and the Trust’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2012, or the Quarterly Report, including the sections captioned “Manager” and “Certain Relationships and Related Person Transactions” in the Prospectus and the section captioned “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Related Person Transactions” in the Quarterly Report.  The Trust’s filings with the SEC, including the Prospectus and Quarterly Report, are available at the SEC’s website: www.sec.gov.

Item 9.01                                             Financial Statements and Exhibits.

(d)      Exhibits.

Exhibit Number	Description

10.1

Amended and Restated Shareholders Agreement, dated May 21, 2012, by and among Affiliates Insurance Company, Five Star Quality Care, Inc., Hospitality Properties Trust, CommonWealth REIT, Senior Housing Properties Trust, TravelCenters of America LLC, Reit Management & Research LLC, Government Properties Income Trust and Select Income REIT

99.1	Subscription Agreement, dated May 21, 2012, by and between Affiliates Insurance Company and Select Income REIT

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SELECT INCOME REIT

Date: May 23, 2012	By:	/s/ David M. Blackman
David M. Blackman President and Chief Operating Officer

EXHIBIT INDEX

Exhibit Number	Description

10.1

Amended and Restated Shareholders Agreement, dated May 21, 2012, by and among Affiliates Insurance Company, Five Star Quality Care, Inc., Hospitality Properties Trust, CommonWealth REIT, Senior Housing Properties Trust, TravelCenters of America LLC, Reit Management & Research LLC, Government Properties Income Trust and Select Income REIT

99.1	Subscription Agreement, dated May 21, 2012, by and between Affiliates Insurance Company and Select Income REIT